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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this annual report on Form 10-K.

                                                     /s/ ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

March 30, 1998